                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

I.       RECONCILIATION OF COLLECTION ACCOUNT:
End of Period Collection Account Balance as of Prior Payment Date:                                                       215,401.69
Available Funds:
   Contract Payments due and received in this period                                                                   1,502,213.18
   Contract Payments due in prior period(s) and received in this period                                                  117,456.78
   Contract Payments received in this period for next period                                                              40,744.33
   Sales, Use and Property Tax payments received                                                                         113,474.05
   Prepayment Amounts related to early termination in this period                                                        377,644.14
   Servicer Advance                                                                                                       89,707.24
   Proceeds received from recoveries on previously Defaulted Contracts                                                         0.00
   Transfer from Reserve Account                                                                                           2,989.70
   Interest earned on Collection Account                                                                                   1,897.75
   Interest earned on Affiliated Account                                                                                     170.97
   Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                                 0.00
   Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)            0.00
   Amounts paid under insurance policies                                                                                       0.00
   Maintenance, Late Charges and any other amounts                                                                             0.00
                                                                                                                      -------------
Total Available Funds                                                                                                  2,461,699.83
Less: Amounts to be Retained in Collection Account                                                                       213,599.21
                                                                                                                      -------------
AMOUNT TO BE DISTRIBUTED                                                                                               2,248,100.62
                                                                                                                      =============
DISTRIBUTION OF FUNDS:
   1.  To Trustee -  Fees                                                                                                      0.00
   2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                        117,456.78
   3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
          a) Class A1 Principal and Interest                                                                                   0.00
          a) Class A2 Principal (distributed after A1 Note matures) and Interest                                               0.00
          a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                                1,750,196.39
          b) Class B Principal and Interest                                                                               40,072.43
          c) Class C Principal and  Interest                                                                              45,282.16
          d) Class D Principal and Interest                                                                               45,743.52
          e) Class E Principal and Interest                                                                               46,661.72

   4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                 0.00
   5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
          a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                   4,444.62
          b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                 70,668.14
          c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                        2,989.70
   6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                        115,542.77
   7.  To Servicer, Servicing Fee and other Servicing Compensations                                                        9,042.39
                                                                                                                      -------------
TOTAL FUNDS DISTRIBUTED                                                                                                2,248,100.62
                                                                                                                      =============

                                                                                                                      -------------
 End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}              213,599.21
                                                                                                                      =============
II.    RESERVE ACCOUNT

Beginning Balance                                                                                                     $2,182,541.24
   - Add Investment Earnings                                                                                               2,989.70
   - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                            0.00
   - Less Distribution to Certificate Account                                                                              2,989.70
                                                                                                                      -------------
End of period balance                                                                                                 $2,182,541.24
                                                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                            $2,182,541.24
                                                                                                                      =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                    Pool A                                  18,281,457.43
                    Pool B                                   2,817,112.24
                                                            -------------         21,098,569.67


Class A Overdue Interest, if any                                     0.00
Class A Monthly Interest - Pool A                               87,751.00
Class A Monthly Interest - Pool B                               13,522.14

Class A Overdue Principal, if any                                    0.00
Class A Monthly Principal - Pool A                           1,358,379.47
Class A Monthly Principal - Pool B                             290,543.78
                                                            -------------
                                                                                   1,648,923.25
Ending Principal Balance of the Class A Notes
                    Pool A                                  16,923,077.96
                    Pool B                                   2,526,568.46
                                                            -------------         -------------
                                                                                  19,449,646.42
                                                                                  =============

Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $190,972,000     Original Face $190,972,000       Balance Factor
   $ 0.530304                          $ 8.634372                    10.184554%


IV.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                    Class A1                                         0.00
                    Class A2                                         0.00
                    Class A3                                21,098,569.67
                                                            -------------

                                                                                  21,098,569.67
Class A Monthly Interest
                    Class A1 (Actual Number Days/360)                0.00
                    Class A2                                         0.00
                    Class A3                                   101,273.14
Class A Monthly Principal
                    Class A1                                         0.00
                    Class A2                                         0.00
                    Class A3                                 1,648,923.25
                                                            -------------
                                                                                   1,648,923.25
Ending Principal Balance of the Class A Notes
                    Class A1                                         0.00
                    Class A2                                         0.00
                    Class A3                                19,449,646.42
                                                            -------------         -------------
                                                                                  19,449,646.42
                                                                                  =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

V.   CLASS B NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class B Notes
                    Pool A                                  417,806.94
                    Pool B                                   64,371.80
                                                            ----------
                                                                                  482,178.74
Class B Overdue Interest, if any                                  0.00
Class B Monthly Interest - Pool A                             2,064.66
Class B Monthly Interest - Pool B                               318.10
Class B Overdue Principal, if any                                 0.00
Class B Monthly Principal - Pool A                           31,048.67
Class B Monthly Principal - Pool B                            6,641.00
                                                            ----------
                                                                                   37,689.67
Ending Principal Balance of the Class B Notes
                    Pool A                                  386,758.27
                    Pool B                                   57,730.80
                                                            ----------            ----------
                                                                                  444,489.07
                                                                                  ==========


Interest Paid Per $1,000     Principal Paid Per $1,000         Ending Principal
Original Face $4,365,000     Original Face $4,365,000          Balance Factor
        $ 0.545879                   $ 8.634518                  10.183026%

VI.   CLASS C NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class C Notes
                   Pool A                                  470,276.84
                   Pool B                                   72,504.24
                                                           ----------
                                                                                  542,781.08

Class C Overdue Interest, if any                                 0.00
Class C Monthly Interest - Pool A                            2,496.39
Class C Monthly Interest - Pool B                              384.88
Class C Overdue Principal, if any                                0.00
Class C Monthly Principal - Pool A                          34,929.76
Class C Monthly Principal - Pool B                           7,471.13
                                                           ----------
                                                                                   42,400.89

Ending Principal Balance of the Class C Notes

                    Pool A                                 435,347.08
                    Pool B                                  65,033.11
                                                           -----------            ----------
                                                                                  500,380.19
                                                                                  ==========



Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955    Original Face $4,910,955        Balance Factor
       $ 0.586703                      $ 8.633940               10.189061%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

VII.   CLASS D NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class D Notes
                    Pool A                                  470,276.84
                    Pool B                                   72,504.24
                                                            ----------
                                                                                  542,781.08
Class D Overdue Interest, if any                                 0.00
Class D Monthly Interest - Pool A                            2,896.12
Class D Monthly Interest - Pool B                              446.51
Class D Overdue Principal, if any                                0.00
Class D Monthly Principal - Pool A                          34,929.76
Class D Monthly Principal - Pool B                           7,471.13
                                                            ----------
                                                                                  42,400.89
Ending Principal Balance of the Class D Notes

                    Pool A                                  435,347.08
                    Pool B                                   65,033.11
                                                            ----------            ----------
                                                                                  500,380.19
                                                                                  ==========


Interest Paid Per $1,000   Principal Paid Per $1,000     Ending Principal
Original Face $4,910,955   Original Face $4,910,955       Balance Factor
       $ 0.680648                  $ 8.633940                 10.189061%

VIII. CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes

                    Pool A                                  470,276.84
                    Pool B                                   72,504.24
                                                            ----------
                                                                                  542,781.08
Class E Overdue Interest, if any                                  0.00
Class E Monthly Interest - Pool A                             3,691.67
Class E Monthly Interest - Pool B                               569.16
Class E Overdue Principal, if any                                 0.00
Class E Monthly Principal - Pool A                           34,929.76
Class E Monthly Principal - Pool B                            7,471.13
                                                            ----------
                                                                                  42,400.89
Ending Principal Balance of the Class E Notes
                    Pool A                                  435,347.08
                    Pool B                                   65,033.11
                                                            ----------            ----------
                                                                                  500,380.19
                                                                                  ==========

Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $4,910,955    Original Face $4,910,955     Balance Factor
       $ 0.867617                  $ 8.633940              10.189061%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
 Beginning Residual Principal Balance

                    Pool A                                  783,301.88
                    Pool B                                  120,666.77
                                                            ----------
                                                                                  903,968.65
 Residual Interest - Pool A                                   3,851.49
 Residual Interest - Pool B                                     593.13
 Residual Principal - Pool A                                 58,216.26
 Residual Principal - Pool B                                 12,451.88
                                                            ----------
                                                                                  70,668.14
 Ending Residual Principal Balance
                    Pool A                                  725,085.62
                    Pool B                                  108,214.89
                                                            ----------
                                                                                  ----------
                                                                                  833,300.51
                                                                                  ==========
X.   PAYMENT TO SERVICER
            - Collection period Servicer Fee                                        9,042.39
            - Servicer Advances reimbursement                                     117,456.78
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts     115,542.77
                                                                                  ----------
           Total amounts due to Servicer                                          242,041.94
                                                                                 ===========

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                       20,893,396.91

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                         0.00

Decline in Aggregate Discounted Contract Balance                                                                     1,552,433.68

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                    -------------
   ending of the related Collection Period                                                                          19,340,963.23
                                                                                                                    =============
Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments  and Servicer Advances                            1,233,427.40

    - Principal portion of Prepayment Amounts                                                    319,006.28

    - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

    - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
           Contracts during the Collection Period                                                      0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added during
           Collection Period                                                                           0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
           during Collection Period                                                                    0.00
                                                                                               ------------
       Total Decline in Aggregate Discounted Contract Balance                                  1,552,433.68
                                                                                               ============

POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
   beginning of the related Collection Period                                                                        3,219,663.27

Aggregate Discounted Contract Balance of Additional Contracts acquired during
   Collection Period                                                                                                         0.00

Decline in Aggregate Discounted Contract Balance                                                                       332,050.03

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                                     ------------
   ending of the related Collection Period                                                                           2,887,613.24
                                                                                                                    =============

Components of Decline in Aggregate Discounted Contract Balance:
    - Principal portion of Contract Payments  and Servicer Advances                              275,400.47

    - Principal portion of Prepayment Amounts                                                     56,649.56

    - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

    - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
           Contracts during the Collection Period                                                      0.00

    - Aggregate Discounted Contract Balance of Substitute Contracts added during
           Collection Period                                                                           0.00

    - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
           during Collection Period                                                                    0.00
                                                                                               ------------
        Total Decline in Aggregate Discounted Contract Balance 332,050.03                        332,050.03
                                                                                               =============

                                                                                                                     ------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   22,228,576.47
                                                                                                                    =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

        POOL A                                                                                       Predecessor
                                                          Discounted              Predecessor        Discounted
        Lease #       Lessee Name                         Present Value           Lease #            Present Value
        -------       -------------------------------     -------------           ------------       --------------
        3330-003      OPEN MRI TEXAS VENTURES, LLC          $784,197.29             835-503             $438,611.25
        3309-001      OPEN MRI ILLINOIS VENTURES, LLC     $1,004,239.10             869-501             $433,977.38
                      CASH                                   $69,086.19             878-501             $455,634.75
                                                                                    878-502             $455,364.75
                                                                                   1505-005             $ 73,664.45

                                                         --------------                               ---------------
                                                  Totals: $1,857,522.58                                $1,857,252.58

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                       $1,857,252.58
        b) ADCB OF POOL A AT CLOSING DATE                                                            $161,410,790.25
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      1.15%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                               $0.00
b) Total discounted Contract Balance of Substitute Receivables                                $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
   Servicing Agreement Section 7.02                                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES                NO          X
                                                                                  -------------      -------------

        POOL B                                                                                       Predecessor
                                                          Discounted            Predecessor          Discounted
        Lease #       Lessee Name                         Present Value         Lease #              Present Value
        -------       -----------                         -------------         -----------          --------------
                      NONE


                                                          -------------                              ---------------
                                                   Totals:       $0.00                                         $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                            $56,843,333.29
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                        0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                               $0.00
b) Total discounted Contract Balance of Substitute Receivables                                $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
   Servicing Agreement Section 7.02                                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD            YES                NO     X
                                                                                  -------------      -------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

        POOL A - NON-PERFORMING                                                                       Predecessor
                                                          Discounted            Predecessor           Discounted
        Lease #       Lessee Name                         Present Value         Lease #               Present Value
        --------      -----------------------------       -------------         -----------           -------------
        1097-507      ADVANCED HEALTHCARE RESOURCES         $159,644.40            1778-001              $48,984.23
        1238-501      WILLIAM F SKINNER, M.D.               $174,282.67            1777-001             $325,671.26
        1505-005      NYDIC MEDICAL VENTURES VII, LLC       $171,682.66            1855-001             $153,223.12
        2488-001      HYDRO-TOUCH INC.                      $110,973.88            1949-001              $94,307.11
                      CASH                                    $5,602.11
                                                            -----------                                 -----------
                                                   Totals:  $622,185.72                                 $622,185.72

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                    622,185.72
        b) ADCB OF POOL A AT CLOSING DATE                                                             $161,410,790.25
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                        0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                               $0.00
b) Total discounted Contract Balance of Substitute Receivables                                $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
   Servicing Agreement Section 7.02                                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                    NO     X
                                                                                --------------         --------------

        POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                 Predecessor
                                                          Discounted            Predecessor           Discounted
        Lease #       Lessee Name                         Present Value         Lease #               Present Value
        --------      -----------------------------       -------------         -----------           -------------
                               None
                                                          -------------                               -------------
                                                   Totals: $0.00                                      $0.00

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                           $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                             $56,843,333.29
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a) Total discounted Contract Balance of Predecessor Receivables                                       $0.00
b) Total discounted Contract Balance of Substitute Receivables                                        $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
   Servicing Agreement Section 7.02                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES                   NO     X
                                                                                --------------        --------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 2002

XV. POOL PERFORMANCE MEASUREMENTS

1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                              TOTAL OUTSTANDING CONTRACTS
        This Month                                  10,699.73       This Month                        22,228,576.47
        1 Month Prior                               77,323.68       1 Month Prior                     24,113,060.18
        2 Months Prior                              88,237.36       2 Months Prior                    25,799,766.28
        Total                                      176,260.77       Total                             72,141,402.93

        A) 3 MONTH AVERAGE                          58,753.59       B) 3 MONTH AVERAGE                24,047,134.31

        c) a/b                                          0.24%

2.   Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                   Yes              No      X
                                                                                                       ---------       ----------
3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                         Yes              No      X
                                                                                                       ---------       ----------
     B. An Indenture Event of Default has occurred and is then continuing?                         Yes              No      X
                                                                                                       ---------       ----------

4.   Has a Servicer Event of Default occurred?                                                     Yes              No      X
                                                                                                       ---------       ----------


5.   Amortization Event Check

     A. Is 1c  > 8% ?                                                                              Yes              No      X
                                                                                                       ---------       ----------
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
          not remedied within 90 days?                                                             Yes              No      X
                                                                                                       ---------       ----------
     C. As of any Determination date, the sum of all defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                                              Yes              No      X
                                                                                                       ---------       ----------

6.   Aggregate Discounted Contract Balance at Closing Date        Balance  $       218,254,123.54
                                                                           ----------------------



     DELINQUENT LEASE SUMMARY
        Days Past Due         Current Pool Balance          # Leases

              31 - 60                   744,116.12                15
              61 - 90                    20,944.66                 7
             91 - 180                    10,699.73                 5

     Approved By:
     Mathew E. Goldenberg
     Vice President
     Structured Finance and Securitization